UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

 Date of Report (Date of earliest event reported): May 6, 2010 (April 30, 2010)


                              ENOX BIOPHARMA, INC.
             (Exact name of registrant as specified in its charter)

                                     Nevada
         (State or other jurisdiction of incorporation or organization)

                          Commission File No. 000-53486

                                   26-0477124
                     (I.R.S. Employer Identification Number)

                           Suite 303-1687 W. Broadway
                                Vancouver V6J1X2
                                     Canada
                    (Address of principal executive offices)

                                 (604) 637-9744
              (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17
    CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
    CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the
    Exchange Act (17 CFR 240.13e-4(c))
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ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

On April 30, 2010, Enox Biopharma, Inc. ("Enox" or the "Company") entered into an Assignment of Patents and Patent Applications (the "Agreement") with Dr. Jon Lundberg, Dr. Eddie Weitzberg and Nitricare, HB (the "Inventors"), pursuant to which the Inventors assigned and transferred to Enox the full rights, title, interests and claims in and to certain US and foreign patents and inventions listed in the Agreement concerning devices and methods for prevention of hospital-acquired infections. In consideration, Enox agreed to pay to the Inventors an aggregate of $60,000, of which $15,000 was to be paid upon execution of the Agreement, and the remaining $45,000 is to be paid in three equal quarterly installments of $15,000 each on July 30, 2010, October 29, 2010 and January 31, 2011. In addition, Enox agreed to issue to Nitricare, HB warrants to purchase 200,000 shares of the Company's common stock, at an initial exercise price of $1.00 per share for a period of two years from the date of issuance (the "Warrant"). The number of shares issuable upon exercise of the Warrant and/or the applicable exercise price, may be proportionately adjusted in the event of a stock dividend, distribution, subdivision, combination, reclassification, merger, consolidation, sale of assets, or similar transactions.

Prior to entering into the Agreement, there were no material relationships between the Company and the Inventors.

The foregoing description of the Agreement is qualified in its entirety by reference to the definitive agreement, a copy of which is attached hereto as
Exhibit 10.1.

ITEM 2.01 COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS.

On April 30, 2010, Enox entered into the Agreement with the Inventors, pursuant to which the Inventors assigned and transferred to Enox the full rights, title, interests and claims in and to certain US and foreign patents and inventions listed in the Agreement concerning devices and methods for prevention of hospital-acquired infections. Additional information regarding the transaction is set forth above under Item 1.01, Entry Into a Material Definitive Agreement, and is incorporated herein by reference.

ITEM 3.02 UNREGISTERED SALES OF EQUITY SECURITIES.

On April 30, 2010, pursuant to the Agreement, Enox agreed to issue the Warrant to the Nitricare HB. A more detailed description of Warrant and the transaction pursuant to which the Warrant was issued is set forth above under Item 1.01, Entry Into a Material Definitive Agreement, and is incorporated herein by reference.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

(a) Not applicable.
(b) Not applicable.
(c) Not applicable.
(d) Exhibits.


Exhibit No.                            Description
-----------                            -----------

10.1 Assignment of Patents and Patent Applications dated April 30, 2010 between Enox Biopharma, Inc., Dr. Jon Lundberg, Dr. Eddie Weitzberg and Nitricare, HB

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
                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       ENOX BIOPHARMA, INC.


Date: May 6, 2010                      By: /s/ Prof. Yossef Av-Gay
                                          --------------------------------------
                                          Prof. Yossef Av-Gay
                                          President and Chief Executive Officer


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
                                INDEX TO EXHIBITS

Exhibit No.                        Description
-----------                        -----------

10.1 Assignment of Patents and Patent Applications dated April 30, 2010 between Enox Biopharma, Inc., Dr. Jon Lundberg, Dr. Eddie Weitzberg and Nitricare, HB